Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ending July 1, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Bruce M. McWilliams, President and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Bruce M. McWilliams
Bruce M. McWilliams
President and Chief Executive Officer
August 10, 2007

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Tessera Technologies, Inc, a Delaware corporation (the “Company”), on Form 10-Q for the period ending July 1, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Charles A. Webster, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Charles A. Webster
Charles A. Webster
Executive Vice President and Chief Financial Officer
August 10, 2007